                                                                      Exhibit 16

                                POWER OF ATTORNEY

We, the undersigned Trustees of Allmerica Investment Trust, hereby severally constitute and appoint John P. Kavanaugh, Joseph W. MacDougall, Jr., George M. Boyd, Gregory D. Sheehan and Paul T. Kane as his or her true and lawful attorneys, with full power to each of them individually, with full power of substitution to each, to sign for us, and in our name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of Allmerica Investment Trust on Form N-14 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

    Name                         Capacity                                  Date
    ----                         --------                                  ----
  /s/ JOHN P. KAVANAUGH          President (Chief Executive          January 7, 2003
-------------------------        Officer), Chairman of the
    John P. Kavanaugh            Board and Trustee


    /s/ PAUL T. KANE             Treasurer (Principal                January 7, 2003
-------------------------        Accounting Officer, Principal
      Paul T. Kane               Financial Officer)


  /s/ P. KEVIN CONDRON           Trustee                             January 7, 2003
-------------------------
    P. Kevin Condron

  /s/ JOCELYN S. DAVIS           Trustee                             January 7, 2003
-------------------------
    Jocelyn S. Davis

 /s/ CYNTHIA A. HARGADON         Trustee                             January 7, 2003
-------------------------
   Cynthia A. Hargadon

/s/ T. BRITTON HARRIS, IV        Trustee                             January 7, 2003
-------------------------
  T. Britton Harris, IV


    Name                         Capacity                                  Date
    ----                         --------                                  ----

  /s/ GORDON HOLMES              Trustee                             January 7, 2003
-------------------------
      Gordon Holmes

  /s/ MARK A. HUG                Trustee                             January 7, 2003
-------------------------
      Mark A. Hug

  /s/ ATTIAT F. OTT              Trustee                             January 7, 2003
-------------------------
      Attiat F. Ott

  /s/ RANNE P. WARNER            Trustee                             January 7, 2003
-------------------------
      Ranne P. Warner